EXHIBIT 10.2

NOTICE OF ELECTION TO DEFER
ANNUAL SALARY, BOARD OF DIRECTORS FEES
AND DISCRETIONARY BONUS
PURSUANT TO THE
FRANKLIN BANK CORP.
DEFERRED COMPENSATION PLAN (THE “PLAN”)

Name of Participant:

Deferral of Annual Salary or Board of Directors Fees

To be effective on the date set forth below, for the Plan Year 2005, this Deferral Election must be completed and returned to the Administrator of the Plan prior to                                         , 2005.

Effective Date of Deferral:

Pursuant to the Plan, the undersigned individual does hereby elect to defer % of such individual’s Annual Salary or Board of Directors Fees from the Effective Date of Deferral through December 31 of the same Plan Year. The undersigned acknowledges that this election is effective only with respect to the Annual Salary or Board of Directors Fees for the Plan Year containing the Effective Date of Deferral and is irrevocable with respect to Annual Salary or Board of Directors Fees earned in such Plan Year.

Deferral of Discretionary Bonus

To be effective on the date set forth below, this Discretionary Bonus Deferral Election must be completed and returned to the Administrator of the Plan at least 6 months prior to the end of the performance period for which a Performance Bonus is based.

Effective Date of Deferral: Effective as of the date hereof.

Pursuant to the Plan, the undersigned individual does hereby elect to defer (choose one of the following) ☐ $                     or ☐                      % of such individual’s Discretionary Bonus for the performance period ending                     . The undersigned acknowledges that this election is effective only with respect to the Discretionary Bonus for such performance period and that this election is irrevocable.

Dated this                      day of                                          ,                      .

Participant Signature: